September 1, 2025

SUMMARY PROSPECTUS

Day Hagan Smart Buffer ETF

NYSE Arca Ticker: DHSB

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://dhfunds.com. You can also get this information at no cost by calling 1-800-594-7930, emailing art.day@dayhagan.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated September 1, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY – DAY HAGAN SMART BUFFER ETF

Investment Objective: The Fund’s investment objective is to seek long-term capital appreciation and preservation of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.65%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(2)(3)	0.03%
Total Annual Operating Expenses	0.68%
(1)	The management fee is structured as a “unified fee,” out of which the Fund’s adviser pays all routine expenses of the Fund, except for the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.
(2)	Estimated for the current fiscal year.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Fund Operating expenses in this fee table will not correlate to the expense ratio in the Fund’s Financial Highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$69	$218

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from February 13, 2025 (commencement of operations) to April 30 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategy

The Fund is an actively managed exchange-traded fund (“ETF”) that, under normal circumstances, seeks to achieve its investment objective principally by investing in U.S.-listed exchange-traded funds (“U.S. Equity ETFs,” and each, a “U.S. Equity ETF”) that replicate the performance of broad-based U.S. equity indexes (“U.S. Equity Indexes,” and each, a “U.S. Equity Index”), equity securities of companies within such indexes (“U.S. Equity Securities,” and collectively with U.S. Equity ETFs and U.S. Equity Indexes, “U.S. Equity Investments”), and utilizing options and/or options “spreads” on U.S. Equity Investments. The equity securities and options held by the Fund will be listed on U.S. exchanges, and may include common stocks, American Depositary Receipts

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(“ADRs”) (i.e., receipts evidencing ownership of foreign equity securities) and real estate investment trusts (“REITs”). The Fund may invest in securities from a broad range of market capitalizations, including large-cap stocks typically exceeding $10 billion, mid-cap stocks generally between $2 billion and $10 billion, and small-cap stocks generally below $2 billion. The Fund’s investments in these market segments may expose it to varying degrees of liquidity risk, market volatility, and company-specific risk associated with each capitalization range, which may impact the Fund's performance depending on prevailing market conditions.

The Fund will use options to generate income and hedge against losses. The Fund’s options strategies typically consist of utilizing a combination of purchased and written (sold) call and/or put options (known as a “spreads”) to generate income and hedge against losses. The Fund will primarily seek to implement an options strategy with two components: (i) selling covered call options on up to 100% of the U.S. Equity Investments to generate premium from such options, while (ii) simultaneously reinvesting a portion of such premium to buy put options or put spreads on the same U.S. Equity Investments to “hedge” or mitigate the downside risk associated with owning equity securities. Put option and put spreads purchased by the Fund will typically be near the current at-the-money strike price (i.e., strike price that is roughly equal to the current market price of the reference asset) but may have a strike price that is lower (in some cases, significantly lower) than the current price of the reference asset. At the sole discretion of the Fund’s investment advisor, Day Hagan Asset Management (the “Advisor”), when the Adviser determines that prevailing market conditions are not advantageous for implementing the Fund’s options strategies or a portion of the option strategies, such strategies may not be employed or may be partially employed. In these circumstances, the Fund may not utilize options contracts to establish caps or buffers in their entirety, meaning there will be no or reduced predetermined limits on potential gains or protections against downside losses typically associated with such strategies. As a result, the Fund’s performance during these periods will reflect the market performance of its underlying investments without the effects of caps or buffers, which may lead to increased exposure to market volatility and risk of loss. Investors should be aware that the absence of options strategies during these times may affect the Fund’s risk and return profile.

Options contracts generally are agreements where: (i) the purchaser of an option pays a cost (the “premium”) for the right to buy (for a call option) or sell (for a put option) a specified reference asset at a specified price (“strike price”) until a specified date (“expiration date”); (ii) and conversely, where the seller receives a premium and is obligated to sell (for a call option) or buy (for a put option) shares of a specified reference asset at a specified strike price until a specified expiration date. Options selected for the Fund may be “rolled” periodically (based on the levels of the underlying holdings) to continue generating income or to reflect the Advisor’s revised outlook on the underlying portfolio security. When an option is rolled, the Advisor simultaneously closes one option contract and enters another on the same reference asset. The new contract entered can have a further-dated expiration (i.e., the option would be rolled “out”), a higher strike price (i.e., rolled “up”), a lower strike price (i.e., rolled “down”), or a combination of both a different expiration and strike. The decision to roll options and rebalance the portfolio is at the discretion of the Advisor.

The Fund’s assets will include option holdings, the value of which is derived from the performance of the underlying U.S. Equity Investments. However, a component of an option contract’s value is the remaining time until expiration. Accordingly, the Fund’s NAV will not be directly correlated on a day-to-day basis with the price or returns experienced by the U.S. Equity Investments. The Advisor anticipates that the Fund’s NAV will move in the same direction as the U.S. Equity Investments; however, the Fund’s NAV may not increase or decrease at the same rate as the value of the U.S. Equity Investments. It is possible that the degree of non-correlation between the value of the options and the value of the underlying U.S. Equity Investments will be higher than if the options had a shorter term. The Advisor generally anticipates that the Fund’s NAV will increase on days when the value of the U.S. Equity Investments increases and will decrease on days when the U.S. Equity Investments decreases, but that the rate of such increase or decrease will be less than that experienced by the U.S. Equity Investments. The Fund seeks to generate returns that match the U.S. Equity Investments up to the cap while limiting downside losses if the options are held until expiration and not rolled, as discussed below in the sections titled “Buffer on Potential Losses” and “Cap on Potential Upside Returns.”

Purchased Call and Put Options. In the event the reference asset appreciates above the strike price (for call options)

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or declines in value below the strike price (for put options) and the holder exercises its option, the holder will be entitled to receive the difference between the value of the reference asset and the strike price (which gain is offset by the premium originally paid by the holder). In the event the reference asset closes below the strike price (for call options) or above the strike price (for put options) as of the expiration date, the option may end up worthless, and the holders’ loss is limited to the amount of premium it paid.

Written Call and Put Options. In the event the reference asset appreciates above the strike price (for call options) or declines in value below the strike price (for put options) and the holder exercises its option, the writer (seller) of the option will have to pay the difference between the value of the reference asset and the strike price or deliver the reference asset (which loss is offset by the premium initially received). In the event the reference asset declines in value (for written call options) or appreciates in value (for written put options), the option may end up worthless and the writer (seller) of the option retains the premium.

The call and put options written by the Fund will be “covered” because the Fund will either have long positions (i.e., the Fund owns the securities or options on those securities) or short positions (i.e., the Fund sold borrowed securities) of the corresponding reference assets at the time of sale that will offset risk potential of the written options. The Fund may write call options on up to 100% of each equity position held in the portfolio and will use a portion of the premium received from writing such call options to purchase put options. Call options written by the Fund will typically have a strike price that is higher than the current price of the corresponding reference asset. The put options written by the Fund are considered “covered” when either: (i) the Fund holds a long put option with a strike price that his higher than the strike price of the Fund’s written put option, both of which are on the same reference asset; or (ii) the Fund has at least 100 short shares of the same reference asset for every put option sold, typically with a strike price below the reference asset’s current market value.

Buffer on Potential Losses

The Fund seeks to mitigate a portion of downside risk due to declines in the value of the U.S. Equity Investments it holds by providing a buffer (the “Buffer”), primarily achieved through the purchase of put options, or a put spread, on U.S. Equity Investments. The amount of protection provided by a Buffer will change as the values of the U.S. Equity Investments and the Fund’s options positions change. The Advisor may reset the Buffer at any time, at its discretion, based on market conditions and the Fund’s risk management objectives. There is no guarantee that the Fund will be successful in providing the sought-after protection with a Buffer. If the U.S. Equity Investments held by the Fund increase in value after the Buffer is implemented, any appreciation of the Fund by virtue of the increases in the U.S. Equity Investments in its portfolio that occurs after implementation of the Buffer will not be protected by the Buffer. Therefore, an investor that purchases shares of the Fund after such implementation of a Buffer would have a different investment experience than an investor that purchased shares prior to the implementation of the then-current Buffer. Such investors that purchase before or after the implementation of a Buffer will not receive the entire protection that the Fund seeks to provide and will only be protected against losses of the U.S. Equity Investments held by the Fund when the Fund’s NAV returns to its value at the time the then-current Buffer was implemented and could experience losses until then or may not benefit from the Buffer at all. Depending on market conditions at the time of purchase, a shareholder who purchases Shares of the Fund may lose their entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses and understands that the operation of the Buffer, and therefore the protection, is not guaranteed. The Buffer is provided prior to taking into account annual Fund management fees, transaction fees, and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders.

Cap on Potential Upside Returns

The Fund seeks to participate in the upside returns of the U.S. Equity Investments held in its portfolio; however, due to the hedging nature of the Buffer implementation, the Fund shareholders are subject to an upside return cap (the “Cap”) that represents the maximum percentage return of Fund NAV an investor can achieve from an investment in the Fund based on the current holdings of the Fund, inclusive of the underlying options. Therefore, even though the Fund’s returns are based upon the performance of the U.S. Equity Investments held in its portfolio,

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if the U.S. Equity Investments held by the Fund experience returns in excess of the Cap, Fund shareholders will not participate in such excess returns. The Cap will be reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. The Buffer and Cap levels are expected to adjust with each rebalance of the Buffer strategy. Generally, a Buffer providing greater downside protection will correspond with a lower Cap on potential upside returns, while a Buffer providing less downside protection will allow for a higher Cap. For example, if the Fund resets its options strategy as the underlying asset appreciates, it may sell a call option at a higher strike price and adjust the put spread upward. This shift increases the Cap level, as the higher strike price permits greater participation in upside gains. Simultaneously, resetting the put spread upward increases the level of downside protection, as the Buffer now kicks in at a higher market level, exposing the Fund to less near-term loss before protection begins. Such adjustments reflect the trade-off between potential upside and downside protection inherent in the Fund’s strategy.

The Fund’s website, www.dhfunds.com, provides important information (including, among other items, information relating to the Buffer and Cap) on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website.

Although the Fund seeks to achieve its investment objective of upside appreciation and buffering a portion of downside risk, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund.

For illustrative purposes only.  The Fund may seek to track various ETFs and the use of SPDR S&P 500 ETF is solely illustrative. The performance shown in the chart does not reflect the potential effects of the Fund’s fees and expenses or hedging strategies. The figures are approximate and subject to change.  The chart assumes a written call strike that is 12% above the current price of the underlying.  The premium received from the written call, along with dividends received from the underlying, is then used to purchase a put option spread.  The put spread consists of a purchased put option with a strike at the same price as the underlying and a written put option with a strike that is 20% below the current price of the underlying.  Options are assumed to be held to maturity and not rolled during the life of the contract.

Active Rebalancing

As the U.S. Equity Investments held in the Fund’s portfolio increase in value, they move further from the Buffer

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level (the level at which the Buffer potentially begins to mitigate losses) and closer to the Cap level. This changes the risk/return profile and, therefore, the optimal Buffer and Cap percentages for the Fund. In other words, being further from the Buffer increases the Fund’s need for downside protection, and being closer to the Cap can limit the Fund’s upside potential. When the ratio of upside potential to downside risk is no longer deemed attractive by the Advisor, the Advisor will seek to “actively rebalance” the Fund to establish new Buffer and Cap levels in an attempt to allow the Fund to participate in greater capital appreciation opportunities and/or attempt to provide better downside protection based in the current values of the U.S. Equity Investments.

This dynamic approach seeks to optimize returns and enhance risk management in varying market conditions. The Buffers and Caps resulting from each rebalance may not be realized due to the active rebalancing strategy. The Buffer and Cap percentages may not be more advantageous than previous Buffer and Cap percentages. Active rebalancing may negate expected returns and the downside Buffer. Investors that purchase shares may experience investment returns that are very different from those that the Fund seeks to provide. Further, active rebalancing may also substantially affect the Buffer and Cap percentages with each rebalance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s NAV (“NAV”), market price and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following identifies the principal risks of investing in the Fund. These risks could adversely affect the NAV, market price, total return and the value of the Fund and your investment. These risks affect the Fund directly as well as through the ETFs in which it invests.

ADR Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, shares of the Fund may trade like closed-end fund shares at a discount to the Fund’s NAV per share and possibly face delisting by NYSE Arca, Inc. (the “Exchange”). These risks could cause intra-day bid/ask spreads for the Fund’s shares to widen.

Derivatives Risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the

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Fund’s taxable income or gains and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to changing supply and demand relationships; government programs and policies; national and international political and economic events, and changes in interest rates, inflation and deflation. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Hedging Risk. Hedging is a strategy in which the Fund uses a security or derivative to reduce the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet margin requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk: It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s options strategy. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Factors such as differences in supply and demand for certain options may cause their returns to deviate from the Advisor’s expectations. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund’s portfolio securities. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in the price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the underlying reference instrument rises above the strike price. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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In general, option prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Equity Securities Risk. The NAV and market price of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Structure Risks. The Fund, and the ETFs the Fund invests in, are structured as ETFs and as a result are subject to special risks, including:

o	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.

o	Trading Issues. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
o	Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV and intra-day bid/ask spreads may widen.

▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

▪	The market price for the Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

▪	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

▪	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences
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between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

Financial Markets Regulatory Risk. Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets or the overall market.

Large Capitalization Company Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion; and may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Management Risk. The Advisor’s reliance on its sector allocation and risk management strategies and related judgments about the value and potential appreciation of securities in which the Fund invests may prove to be incorrect. The Advisor may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time. Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels, trading and tariff events and political events may adversely affect the securities markets.

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

New Fund Risk. The Fund is a relatively new fund with limited history of operations as an ETF for investors to evaluate. If the Fund is unable to achieve an economic size, expenses will be higher than expected and the Fund might close, which could produce adverse tax consequences for shareholders.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Sector Risk. If the Fund focuses its investments within a particular Sector, it is subject to increased risk. Performance will generally depend on the performance of the Sector, which may differ in direction and degree from that of the overall U.S. stock markets. In addition, financial, economic, business and political developments affecting the Sector may have a greater effect on the Fund than they would if the Fund did not focus on that Sector.

Underlying Fund Risk. The ETFs and money market funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost

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of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks.”

Performance:

Because the Fund is a relatively new fund and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information is available at no cost at www.dhfunds.com or by calling 1-800-594-7930.

Advisor: Donald L. Hagan, LLC, doing business as Day Hagan Asset Management, is the Fund’s investment advisor.

Portfolio Managers: Donald Hagan and Arthur Day, each Managing Members of the Advisor, and Regan Teague, Portfolio Manager of the Advisor, serve as the Fund’s Portfolio Managers and are primarily responsible for the day- to-day management of the Fund. Mr. Hagan is the Lead Portfolio Manager of the Fund. Messrs. Hagan, Day and Teague have served the Fund in this capacity since it commenced operations in February 2025.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the NYSE Arca, Inc. (the “Exchange”) through your financial institution on each day that the Exchange is open for business (“Business Day”). Because individual Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.dhfunds.com.

Tax Information: The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax-advantaged account such as an Individual Retirement Account (IRA) or you are a tax- exempt investor. Distributions from a tax-advantaged account may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker- dealer or other financial intermediary (such as a bank), the Advisor and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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